UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 29, 2007

Alltel Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-4996                                     34-0868285
(Commission File Number) (IRS Employer Identification No.)

One Allied Drive, Little Rock, Arkansas 72202
(Address of Principal Executive Offices, Including Zip Code)

(501) 905-8000
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01             Other Events.

On August 29, 2007, Alltel Corporation (“Alltel”) issued a press release announcing that, at a special meeting, its stockholders had approved the proposal to adopt the previously announced merger agreement providing for the acquisition of Alltel by Atlantis Holdings LLC, an affiliate of private investment funds TPG Partners V, L.P. and GS Capital Partners VI Fund, L.P.

A copy of Alltel’s press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01             Financial Statements and Exhibits.

(d) Exhibits.

99.1                 Press Release dated August 29, 2007 of Alltel

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                               ALLTEL CORPORATION

                           By: /s/   Sharilyn S. Gasaway
                           Name: Sharilyn S. Gasaway
                           Title: Executive Vice President -
                           Chief Financial Officer

Dated: August 29, 2007

EXHIBIT INDEX

Exhibit No.           Description

Exhibit 99.1          Press Release dated August 29, 2007 of Alltel

4